CONSTRUCTION LIEN

AMERICAN BUILDINGS COMPANY, 1150 State Docks Road, Eufaula, AL 36027 claims a construction lien pursuant to Title 71, Chapter 3, of the Montana Code Annotated.

AMERICAN BUILDINGS COMPANY claims this lien against a parcel of real property, located in Granite County, Montana commonly known as the NANCY HANKS MINE, West of Garnet on top of Mountain, Map Coordinates: Latitude: 46°49' 37.07"N Longitude: 113°20' 48.43'W as shown on the attached map and more particularly described as follows:

> The NANCY HANKS Lode Mining Claim, Survey No. 5365, in approximate Section 3, Township 12 North, Range 14 West, M.P.M., Granite County, Montana. All according to Patent recorded in Book 34 of Deeds, Page 614, Official Records.

The contracting owners are COMMONWEALTH RESOURCES, LLC of 619 SW Higgins Ave., Ste. O, Missoula, MT 59803 and 2620 Connery Way, P.O. Box 16237, Missoula, MT 59808 and GRANT HARTFORD CORPORATION of 2620 Connery Way, Missoula, MT 59802 and 619 SW Higgins Ste. O, Missoula, MT 59803.

At the request of R & R SHEAR CONSTRUCTION, P.O. Box 503, Frenchtown, MT 59834, AMERICAN BUILDINGS COMPANY provided a pre-fabricated metal building and components. The amount remaining unpaid is Forty-Eight Thousand Six Hundred Twenty-One and 59/100 Dollars ($48,4621.59).

AMERICAN BUILDINGS COMPANY, first furnished the described services on or about November 19, 2011 and last furnished services or materials on November 19, 2011.

It was not necessary to give notice of the right to claim this lien because the labor and materials were furnished pursuant to a real estate improvement contract that relates to an improvement that is

partly or wholly commercial in character. Mont. Code Ann § 71-3-531(1)(d).

AMERICAN BUILDINGS COMPANY

By: Chuck Roberts
CHUCK ROBERTS
Its: Credit Supervisor

STATE OF ALABAMA)
: ss.
County of Barbour)

CHUCK ROBERTS, being first duly sworn, deposes and says:

That he is the Credit Supervisor for the Claimant named in the foregoing Construction Lien; that he knows that said Lien contains a just and true account of the amount due the claimant for the materials furnished and described in the within Construction Lien, after allowing all credits and offsets; that he knows said Construction Lien contains a correct description of the property to be charged with said Lien; and, that he knows that all the facts stated in said Construction Lien are true of his personal knowledge.

Chuck Roberts
CHUCK ROBERTS, Credit Supervisor

Signed and sworn to (or affirmed) before me on February 14th, 2012 by CHUCK ROBERTS as Credit Supervisor for AMERICAN BUILDINGS COMPANY.

Terri Watson
Notary Public for the State of Alabama
Terri Watson
Print Full Name
Residing at Eufaula, Alabama
My Commission expires: 10/18/14
Have full 4 digit year

(SEAL)

R. J. "JIM" SEWELL, JR.
Smith Law Firm, P.C.
26 West Sixth Avenue
P.O. Box 1691
Helena, MT 59624-1691
ATTORNEY FOR CLAIMANT

AFFIDAVIT OF SERVICE ACCOMPANYING CONSTRUCTION LIEN

STATE OF ALABAMA)
: ss.
County of Barbour)

CHUCK ROBERTS, being first duly sworn upon his oath, deposes and says:

1. That he is the Credit Supervisor for the Claimant named in the foregoing Construction Lien and he makes this Affidavit on behalf of AMERICAN BUILDINGS COMPANY.

2. That service of a copy of the foregoing Construction Lien was made upon the owners of the real property described in the foregoing Construction Lien on the 15th day of February, 2012, by mailing a copy of the Construction Lien by certified mail, return receipt requested with the postage thereon prepaid, addressed as follows:

Grant Hartford Corporation
c/o Brian A. Blevens, Registered Agent
619 SW Higgins Ste.O
Missoula, MT 59803
Cert. No.:70092820000070377088

Grant Hartford Corporation
2620 Connery Way
Missoula, MT 59802
Cert. No.: 70092820000070377095

Commonwealth Resources LLC
c/o Aaron Charlton, Registered Agent
PO Box 16237
Missoula, MT 59808
Cert. No.:70092820000070377101

Commonwealth Resources LLC
c/o Aaron Charlton, Registered Agent
2620 Connery Way
Missoula, MT 59808
Cert. No.:70092820000070377118

Commonwealth Resources LLC
619 SW Higgins Ste. O
Missoula, MT 59803
Cert. No.: 70092820000070377064

3. This Affidavit is submitted in compliance with Mont. Code Ann. § 71-3-534(2).

FURTHER AFFIANT SAYETH NOT.

Chuck Roberts
CHUCK ROBERTS

Signed and sworn to (or affirmed) before me on February 14th, 2012 by CHUCK ROBERTS as Credit Supervisor for AMERICAN BUILDINGS COMPANY.

Terri Watson
Notary Public for the State of Alabama
Terri Watson
Print Full Name

(SEAL)

Residing at Eufaula, AL
My Commission expires: 10/18/14
Place full 4 digit year


46°49'37.07"N 113°20'48.43"W
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